UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  March 18, 2014

PIONEER POWER SOLUTIONS, INC. (Exact name of registrant as specified in its charter)

Delaware	001-35212	27-1347616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Kelby Street, 9th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 867-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee of Pioneer Power Solutions, Inc. (the “Company”) decided not to renew the engagement of Richter LLP (“Richter”) and therefore has dismissed Richter as the Company’s independent registered public accounting firm, effective March 18, 2014.

The reports of Richter on the Company’s consolidated financial statements for the two most recent fiscal years, ended December 31, 2013 and December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years, ended December 31, 2013 and December 31, 2012, and through March 18, 2014, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Richter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richter, would have caused Richter to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years. Also during this time, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Richter with a copy of the above disclosures and requested that Richter furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Richter’s letter dated March 18, 2014 is attached as Exhibit 16.1 to this Report.

(b) The Audit Committee of the Company approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, effective March 18, 2014. During the fiscal years ended December 31, 2013 and December 31, 2012, and through March 18, 2014, neither the Company nor anyone on its behalf has consulted with BDO with respect to any matters or events discussed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
16.1	Letter from Richter LLP to the Securities and Exchange Commission dated March 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

By:	/s/ Andrew Minkow
Andrew Minkow
Chief Financial Officer

Dated: March 18. 2014

EXHIBIT 16.1

March 18, 2014

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re: Pioneer Power Solutions Inc.

File No. 001-35212

Dear Sir or Madam:

We have read the statements made by Pioneer Power Solutions, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Pioneer Power Solutions, Inc. dated March 18, 2014. We agree with the statements concerning our Firm in such Form 8-K.

Yours very truly,

Montreal,Canada

March 18, 2014

T. 514.934.3400

Richter LLP
1981 McGill College
Mtl (Qc) H3A 0G6
www.richter.ca

Montréal, Toronto